UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017
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CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100
Spokane, WA 99201
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.       Results of Operations and Financial Condition.

On February 8, 2017, Clearwater Paper Corporation (the “Company”) announced its results of operations and financial condition for the fourth quarter and full year ending December 31, 2016.  A copy of the press release containing this announcement is furnished as Exhibit 99.1 hereto. In addition, a copy of the Company’s Fourth Quarter and Full Year 2016 Supplemental Information is furnished as Exhibit 99.2 hereto.

The information in this Item 2.02, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.       Regulation FD.

On February 8, 2017, the Company issued a press release entitled “Clearwater Paper Announces Second Tissue Machine and Converting Facility at Shelby, North Carolina,” a copy of which is furnished as Exhibit 99.3 hereto.

The information in this Item 7.01, including Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.       Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release issued by Clearwater Paper Corporation, dated February 8, 2017: CLEARWATER PAPER REPORTS FOURTH QUARTER AND FULL YEAR 2016 RESULTS

99.2	Clearwater Paper Corporation Fourth Quarter and Full Year 2016 Supplemental Information

99.3	Press release issued by Clearwater Paper Corporation, dated February 8, 2017: CLEARWATER PAPER ANNOUNCES SECOND TISSUE MACHINE AND CONVERTING FACILITY AT SHELBY, NORTH CAROLINA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 8, 2017

CLEARWATER PAPER CORPORATION

		By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Clearwater Paper Corporation, dated February 8, 2017: CLEARWATER PAPER REPORTS FOURTH QUARTER AND FULL YEAR 2016 RESULTS

99.2	Clearwater Paper Corporation Fourth Quarter and Full Year 2016 Supplemental Information

99.3	Press release issued by Clearwater Paper Corporation, dated February 8, 2017: CLEARWATER PAPER ANNOUNCES SECOND TISSUE MACHINE AND CONVERTING FACILITY AT SHELBY, NORTH CAROLINA